[logo] M F S(R)                                                SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                          JUNE 30, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) TOTAL
                RETURN SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) TOTAL RETURN SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

             NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               ROBERT R. FLAHERTY (born 09/18/63) Assistant
Chairman and President                                   Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Vice
and Chief Executive Officer                              President (since August 2000); UAM Fund Services,
                                                         Senior Vice President (prior to August 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President (since September 1996)

STEPHEN E. CAVAN (born 11/06/53) Secretary and           JAMES O. YOST (born 06/12/60) Assistant Treasurer
Clerk                                                    Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Senior         Vice President
Vice President, General Counsel and Secretary

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the series. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
David M. Calabro*                                        business day from 9 a.m. to 5 p.m. Eastern time.
Lisa B. Nurme*                                           (To use this service, your phone must be equipped
Constantinos G. Mokas*                                   with a Telecommunications Device for the Deaf).
Kenneth J. Enright*
David S. Kennedy*                                        For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
CUSTODIAN                                                1-800-MFS-TALK (1-800-637-8255) anytime from a
State Street Bank and Trust Company                      touch-tone telephone.

INVESTOR INFORMATION                                     WORLD WIDE WEB
For information on MFS mutual funds, call your           www.mfs.com
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Despite a fourth-quarter rally in 2001, the market volatility we witnessed over the past two years has continued into 2002. As I write this in mid-July, most U.S. equity indices have shown double-digit declines since December; bond performance has been decidedly mixed year to date; and many international equity indices, although negative, have outperformed the U.S. market this year.

By the numbers, however, the recession is supposed to be over. According to the U.S. Commerce Department, gross domestic product (GDP) grew at a 5% annualized rate in the first quarter of 2002. The consensus among economists seems to be a growth rate of 2% to 3% for the remainder of this year. We think the questions on many investors' minds are

  o How can the recession be over if the markets have been doing so poorly?

  o If the recession really is over, should I change my portfolio to prepare for a recovery?

A WEAK RECOVERY
We would agree that the recession is technically over. We are beginning to see moderate growth again in the U.S. economy and in economies around the globe. But the spending that has driven that recovery has been somewhat lopsided, in that most of it has come from the consumer. In the United States, at least, people have continued to buy new homes, cars, appliances, and other goods.

What has been missing so far in this recovery is a pickup in business spending. As a result, corporate profits still look weak, despite the recession being over. Firms in many industries are still dogged by excess capacity built up in the 1990s, and we think that may slow the growth of corporate profits for a while longer. Our analysts and fund managers talk frequently with corporate managements; a common theme they have seen this year is a wait-and-see attitude. Corporations are postponing spending decisions until their own business improves. In our view, this lack of business spending means the markets may struggle for a bit longer before a recovery gathers steam.

A second drag on the markets has been concerns about the quality of reported earnings for U.S. corporations. It appears that several companies overstated their earnings using questionable accounting practices. As these problems have been discovered, stated earnings for those companies have declined and investors' confidence in the total market has deteriorated. Our experience, however, has been that the majority of companies are operated by honest managers. We think the renewed focus on accountability and integrity coming out of this crisis will lead to a healthier market going forward.

SHOULD I CHANGE MY PORTFOLIO?
Should you be adjusting your portfolio to anticipate an eventual recovery? This is a question best discussed with your investment professional. However, we would contend that changing one's portfolio in response to short-term events, known as market timing, is a strategy that few investors have been able to execute successfully over the long term. Our experience has been that a long-term financial plan, developed with the help of an investment professional, may offer a better chance of riding out economic cycles and working toward your long-term investment goals.

Recent events, we think, offer evidence to support that view. For example, two traditional elements of a long-term financial plan are setting reasonable expectations and diversifying among asset classes -- such as growth stocks, value stocks, and bonds.

In the late 1990s, it was tempting to raise our long-term expectations as we experienced several years of over-20% growth in equity markets. News stories often suggested this was the new norm, declaring that a "new economy" had vanquished the "old economy" -- and its historical average annual returns that had been closer to 10% for stocks.

Adjusting one's financial plan to agree with that view, however, could have proven disastrous over the past few years. Yes, the Standard & Poor's 500 Stock Index (the S&P 500), a commonly used measure of the broad stock market, returned an average of 28.6% per year for the years 1995 through 1999. But the same index returned -10.5% annually for the years 2000 through 2001.(1) A look at history might have prepared an investor for more realistic long-term returns. For example, for the 50-year period ended June 30, 2002, which includes the up and down periods just mentioned, the average annual return for the S&P 500 was 11.5%.(2)

In addition to unrealistic expectations, another investment trap of the 1990s was believing that growth stocks would always reign supreme. A financial plan that included a range of asset classes, however -- recognizing that individual asset classes frequently go in and out of favor -- could have helped an investor over the past two difficult years, when both bonds and value stocks significantly outperformed growth stocks.(3)

We should, however, note that if your personal situation or financial goals change, your financial plan may need to change as well. For that reason, we suggest that you and your investment professional revisit your long-term plan regularly to assess your progress and make course corrections as necessary.

DEJA VU
The points we've just made, of course, are familiar to most investors. As baseball great Yogi Berra said, "This is like deja vu all over again." What's new, however, is the historical context that validates the old familiar strategies.

This spring marked the second anniversary of the start of a severe market downturn that generally is recognized as the worst time for investors since the 1970s. But the downturn has also demonstrated, in our opinion, that short-term events are significantly less important for investors than tried-and-true strategies, including sticking to a long-term plan, setting realistic expectations, and diversifying among asset classes.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 2002

------------
(1) Source: Lipper Inc.

(2) Source: Thomson Wealth Management.

(3) For the two-year period ended June 30, 2002, bonds, as represented by the Lehman Brothers Aggregate Bond Index, delivered an average annual return of 9.92%; value stocks, as represented by the Russell 1000 Value Index, delivered an average annual return of 0.23%; and growth stocks, as represented by the Russell 1000 Growth Index, delivered an average annual return of -31.50%. Source: Lipper Inc.

    The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). The Russell 1000 Value Index measures the performance of large-cap U.S. value stocks. The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2002, the series' Initial Class shares provided a total return of -1.74%, and Service Class shares returned -1.80%, including the reinvestment of any dividends and capital gains distributions. This performance compares to returns over the same period of -13.16% and 3.79%, respectively, for the series' benchmarks, the Standard & Poor's 500 Stock Index (the S&P 500) and the Lehman Brothers Aggregate Bond Index (the Lehman Index). The S&P 500 is a commonly used measure of the broad stock market. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

Our asset allocation strategy has remained consistent, with approximately 50% of the portfolio in stocks and the rest in fixed-income investments. We have traditionally taken this disciplined approach toward managing the portfolio because we believe it offers investors the ability to pursue growth while also helping to reduce risk and volatility through broad diversification across different asset classes.

We tend to focus on large capitalization value stocks. We locate companies that we believe possess discounted valuations while offering strong franchises and solid prospects for cash and earnings growth. We believe that these are the types of firms that can most benefit performance over the long term through a variety of market backdrops. This conservative, value-oriented approach and our focus on businesses with reliable cash flows, predictable earnings, and reasonable valuations have helped the portfolio's performance during the difficult market environment over the past several years. A stock's valuation is its price relative to earnings, sales and other fundamental factors. The portfolio's positions in Sears and Bank of America contributed to its performance over the period due to a combination of strong earnings and relatively low valuations.

Stocks in the health care sector detracted from the portfolio's performance, specifically Bristol-Myers Squibb. In general, pharmaceutical stocks have underperformed the market due to the lack of blockbuster drugs in development and the growing number of popular drugs whose patents are expiring.

We sought to discover significant opportunities in energy and basic materials, two sectors that have suffered due to the slowdown in economic activity. In our view, energy stocks -- particularly those companies with any business in natural gas -- enjoy a positive long-term growth story due to growing demand and constrained supply. In addition, we believe the unstable political environment in the Middle East will serve to increase the value of natural resources such as oil and gas. In basic materials -- particularly chemical and paper stocks -- we believe the period of economic weakness has caused these stocks to become relatively cheap. However, we think that many of these companies will be able to raise prices and grow earnings strongly when an economic recovery eventually takes hold.

We also pursue a value-oriented approach to the bonds we select for the portfolio. During the past several years we have transitioned to a more conservative approach within the bond sub-portfolio. We reduced the stake in lower-rated, high-yield bonds and increased investments in higher-grade corporate debt. Our main objective is to create a well-diversified mix of investment-grade corporate bonds, mortgage-backed securities, and U.S. Treasuries. Our focus remained on higher-quality corporate securities because we thought they offered more attractive values and yields than alternatives in the other bond sectors. We also think mortgage-backed securities offered attractive opportunities, as prepayment risk or mortgage refinancings were no longer a key risk to these securities. In addition, we think attractive yields and falling interest rate volatility all point to a favorable environment for mortgage-backed securities.

In our view, the environment remains very difficult for many companies going forward owing in large part to poor sales, earnings, and revenue visibility. While unemployment seemed to have stabilized, it has risen and many companies remain cautious about spending on capital upgrades. In this environment, we intend to pursue a consistent, prudent approach to security selection.

    Respectfully,

/s/ David M. Calabro

    David M. Calabro
    Lead Portfolio Manager (on behalf of the MFS Total Return Team)

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

David M. Calabro, Senior Vice President; Kenneth J. Enright, Senior Vice President; Steven R. Gorham, Senior Vice President; David S. Kennedy, Senior Vice President; Constantinos Mokas, Senior Vice President; and Lisa B. Nurme, Senior Vice President, are the series' portfolio managers. Mr. Calabro is the lead manager of the portfolio management team and a manager of the common stock portion of the series' portfolio. Mr. Calabro has been employed by MFS since 1992. Mr. Enright, a manager of the common stock portion of the series' portfolio, has been employed by MFS since 1986. Mr. Gorham, a manager of the common stock portion of the series' portfolio, has been employed by MFS since 1989. Mr. Kennedy, the manager of the series' fixed-income securities, has been employed by MFS since 2000. Mr. Mokas, the manager of the series' convertible securities, has been employed by MFS since 1990. Ms. Nurme, a manager of the common stock portion of the series' portfolio, has been employed by MFS since 1987.

All portfolio managers at MFS Investment Management are supported by an investment staff of over 160 professionals utilizing MFS Original Research, a company-oriented, bottom-up process of selecting securities.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Commencement of investment operations: January 3, 1995

Class inception: Initial Class   January 3, 1995
                 Service Class   May 1, 2000

Size: $983.6 million net assets as of June 30, 2002

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2002

INITIAL CLASS

                              6 Months   1 Year   3 Years   5 Years      Life*
------------------------------------------------------------------------------
Cumulative Total Return         -1.74%   -1.68%   +12.07%   +44.12%   +133.79%
------------------------------------------------------------------------------
Average Annual Total Return       --     -1.68%   + 3.87%   + 7.58%   + 12.01%
------------------------------------------------------------------------------

SERVICE CLASS

                              6 Months   1 Year   3 Years   5 Years      Life*
------------------------------------------------------------------------------
Cumulative Total Return         -1.80%   -1.85%   +11.58%   +43.49%   +132.77%
------------------------------------------------------------------------------
Average Annual Total Return       --     -1.85%   + 3.72%   + 7.49%   + 11.94%
------------------------------------------------------------------------------
* For the period from the commencement of the series' investment operations, January 3, 1995, through June 30, 2002.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2002

Stocks - 49.3%
-------------------------------------------------------------------------------
ISSUER                                                     SHARES         VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 46.3%
  Aerospace - 0.1%
    United Technologies Corp.                              18,960  $  1,287,384
-------------------------------------------------------------------------------
  Automotive - 0.3%
    Delphi Automotive Systems Corp.                       249,940  $  3,299,208
-------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.9%
    Bank of America Corp.                                  95,130  $  6,693,347
    Comerica, Inc.                                         21,800     1,338,520
    FleetBoston Financial Corp.                           316,100    10,225,835
    SouthTrust Corp.                                       85,200     2,225,424
    SunTrust Banks, Inc.                                   59,600     4,036,112
    U.S. Bancorp                                           22,949       535,859
    Wachovia Corp.                                         95,900     3,661,462
                                                                   ------------
                                                                   $ 28,716,559
-------------------------------------------------------------------------------
  Biotechnology - 0.3%
    Abbott Laboratories, Inc.                              20,300  $    764,295
    Pharmacia Corp.                                        52,845     1,979,045
                                                                   ------------
                                                                   $  2,743,340
-------------------------------------------------------------------------------
  Business Machines - 0.3%
    Hewlett-Packard Co.                                   100,100  $  1,529,528
    International Business Machines Corp.                  12,940       931,680
                                                                   ------------
                                                                   $  2,461,208
-------------------------------------------------------------------------------
  Chemicals - 1.5%
    Air Products & Chemicals, Inc.                         76,300  $  3,850,861
    Dow Chemical Co.                                       41,100     1,413,018
    Georgia Gulf Corp.                                     59,980     1,585,871
    PPG Industries, Inc.                                   29,700     1,838,430
    Praxair, Inc.                                          98,800     5,628,636
                                                                   ------------
                                                                   $ 14,316,816
-------------------------------------------------------------------------------
  Computer Software - 0.7%
    Oracle Corp.*                                         727,700  $  6,891,319
-------------------------------------------------------------------------------
  Conglomerates - 0.6%
    General Electric Co.                                   80,900  $  2,350,145
    Tyco International Ltd.                               248,900     3,362,639
                                                                   ------------
                                                                   $  5,712,784
-------------------------------------------------------------------------------
  Consumer Goods & Services - 1.1%
    Fortune Brands, Inc.                                   14,300  $    800,800
    Gillette Co.                                           94,100     3,187,167
    Kimberly-Clark Corp.                                   54,700     3,391,400
    Philip Morris Cos., Inc.                               12,300       537,264
    Procter & Gamble Co.                                   34,300     3,062,990
                                                                   ------------
                                                                   $ 10,979,621
-------------------------------------------------------------------------------
  Containers - 0.2%
    Owens Illinois, Inc.*                                 124,830  $  1,715,164
-------------------------------------------------------------------------------
  Electronics - 0.2%
    Texas Instruments, Inc.                                65,400  $  1,549,980
-------------------------------------------------------------------------------
  Energy - 1.5%
    Devon Energy Corp.                                    259,440  $ 12,785,203
    TXU Corp.                                              35,532     1,831,675
                                                                   ------------
                                                                   $ 14,616,878
-------------------------------------------------------------------------------
  Entertainment - 2.0%
    Harrah's Entertainment, Inc.*                          39,020  $  1,730,537
    Viacom, Inc., "B"*                                    379,016    16,816,940
    Walt Disney Co.                                        64,000     1,209,600
                                                                   ------------
                                                                   $ 19,757,077
-------------------------------------------------------------------------------
  Financial Institutions - 3.3%
    American Express Co.                                   31,500  $  1,144,080
    Citigroup, Inc.                                       245,700     9,520,875
    Federal Home Loan Mortgage Corp.                      119,280     7,299,936
    Federal National Mortgage Assn.                        24,200     1,784,750
    Merrill Lynch & Co., Inc.                             185,400     7,508,700
    Morgan Stanley Dean Witter & Co.                      120,710     5,200,187
                                                                   ------------
                                                                   $ 32,458,528
-------------------------------------------------------------------------------
  Financial Services - 0.9%
    Mellon Financial Corp.                                182,900  $  5,748,547
    PNC Financial Services Group Co.                       55,040     2,877,491
                                                                   ------------
                                                                   $  8,626,038
-------------------------------------------------------------------------------
  Food & Beverage Products - 0.8%
    Archer Daniels Midland Co.                            209,961  $  2,685,401
    Kellogg Co.                                           110,600     3,966,116
    PepsiCo, Inc.                                          35,070     1,690,374
                                                                   ------------
                                                                   $  8,341,891
-------------------------------------------------------------------------------
  Forest & Paper Products - 1.1%
    Bowater, Inc.                                          48,400  $  2,631,508
    International Paper Co.                               185,800     8,097,164
                                                                   ------------
                                                                   $ 10,728,672
-------------------------------------------------------------------------------
  Healthcare - 0.1%
    HCA, Inc.                                              29,000  $  1,377,500
-------------------------------------------------------------------------------
  Insurance - 3.4%
    Allstate Corp.                                        196,300  $  7,259,174
    Chubb Corp.                                            72,100     5,104,680
    CIGNA Corp.                                            62,820     6,119,925
    Hartford Financial Services Group, Inc.                66,890     3,977,948
    MetLife, Inc.                                         134,420     3,871,296
    Nationwide Financial Services, Inc., "A"               65,960     2,605,420
    St. Paul Cos., Inc.                                   122,820     4,780,154
                                                                   ------------
                                                                   $ 33,718,597
-------------------------------------------------------------------------------
  Machinery - 0.9%
    Deere & Co.                                           184,220  $  8,824,138
-------------------------------------------------------------------------------
  Media - Cable - 0.8%
    Comcast Corp., "A"*                                   319,050  $  7,606,152
-------------------------------------------------------------------------------
  Medical & Health Products - 3.3%
    Bristol-Myers Squibb Co.                              243,400  $  6,255,380
    Eli Lilly & Co.                                        38,500     2,171,400
    Merck & Co., Inc.                                     167,500     8,482,200
    Pfizer, Inc.                                          280,300     9,810,500
    Schering Plough Corp.                                 226,500     5,571,900
                                                                   ------------
                                                                   $ 32,291,380
-------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.3%
    Genzyme Corp.*                                        159,100  $  3,061,084
-------------------------------------------------------------------------------
  Metals & Minerals - 0.9%
    Alcoa, Inc.                                           262,700  $  8,708,505
-------------------------------------------------------------------------------
  Oil Services - 2.9%
    BJ Services Co.*                                       69,900  $  2,368,212
    Cooper Cameron Corp.*                                  73,390     3,553,544
    El Paso Corp.                                         189,000     3,895,290
    Kerr McGee Corp.                                       19,130     1,024,411
    Noble Corp.*                                          220,440     8,508,984
    Schlumberger Ltd., Inc.                               117,000     5,440,500
    Transocean Sedco Forex, Inc.                          111,900     3,485,685
                                                                   ------------
                                                                   $ 28,276,626
-------------------------------------------------------------------------------
  Oils - 3.1%
    Apache Corp.                                          143,394  $  8,242,287
    ExxonMobil Corp.                                      243,522     9,964,921
    Occidental Petroleum Corp.                            301,090     9,029,689
    Unocal Corp.                                           90,300     3,335,682
                                                                   ------------
                                                                   $ 30,572,579
-------------------------------------------------------------------------------
  Pharmaceuticals - 0.2%
    Wyeth Corp.                                            45,560  $  2,332,672
-------------------------------------------------------------------------------
  Photographic Products - 0.2%
    Eastman Kodak Co.                                      66,400  $  1,936,888
-------------------------------------------------------------------------------
  Printing & Publishing - 0.9%
    Gannett Co., Inc.                                      53,500  $  4,060,650
    New York Times Co.                                     13,900       715,850
    Tribune Co.                                            91,600     3,984,600
                                                                   ------------
                                                                   $  8,761,100
-------------------------------------------------------------------------------
  Railroads - 0.5%
    Burlington Northern Santa Fe Railway Co.              144,700  $  4,341,000
    Norfolk Southern Corp.                                 39,400       921,172
                                                                   ------------
                                                                   $  5,262,172
-------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.6%
    Equity Office Properties Trust                         68,600  $  2,064,860
    Equity Residential Properties Trust                   112,000     3,220,000
    Healthcare Realty Trust                                 9,700       310,400
                                                                   ------------
                                                                   $  5,595,260
-------------------------------------------------------------------------------
  Restaurants & Lodging - 0.1%
    McDonald's Corp.                                       47,600  $  1,354,220
-------------------------------------------------------------------------------
  Retail - 1.8%
    Sears, Roebuck & Co.                                  324,000  $ 17,593,200
-------------------------------------------------------------------------------
  Special Products & Services
    Illinois Tool Works, Inc.                               4,200  $    286,860
-------------------------------------------------------------------------------
  Supermarkets - 0.7%
    Kroger Co.*                                           325,760  $  6,482,624
    Safeway, Inc.*                                          8,700       253,953
                                                                   ------------
                                                                   $  6,736,577
-------------------------------------------------------------------------------
  Telecommunications - 4.1%
    Advanced Fibre Communications, Inc.*                   92,360  $  1,527,635
    Alltel Corp.                                            5,500       258,500
    AT&T Corp.                                            429,550     4,374,245
    AT&T Wireless Services, Inc.*                       1,330,500     7,783,425
    BellSouth Corp.                                        97,100     3,058,650
    Motorola, Inc.                                        291,840     4,208,333
    SBC Communications, Inc.                               84,244     2,569,442
    Sprint Corp.                                           64,400       683,284
    Telephone & Data Systems, Inc.                        152,480     9,232,664
    Verizon Communications, Inc.                          176,955     7,104,743
                                                                   ------------
                                                                   $ 40,800,921
-------------------------------------------------------------------------------
  Transportation - 0.5%
    United Parcel Service, Inc.                            79,200  $  4,890,600
-------------------------------------------------------------------------------
  Utilities - Electric - 2.5%
    Calpine Corp.*                                        685,700  $  4,820,471
    Exelon Corp.                                           26,600     1,391,180
    FirstEnergy Corp.                                      50,200     1,675,676
    FPL Group, Inc.                                        34,600     2,075,654
    NiSource, Inc.                                        491,144    10,721,674
    Pinnacle West Capital Corp.                            73,000     2,883,500
    Progress Energy, Inc.                                  15,900       826,959
                                                                   ------------
                                                                   $ 24,395,114
-------------------------------------------------------------------------------
  Utilities - Gas - 0.7%
    National Fuel Gas Co.                                 209,520  $  4,716,295
    WGL Holdings, Inc.                                     65,000     1,683,500
                                                                   ------------
                                                                   $  6,399,795
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   454,984,407
-------------------------------------------------------------------------------
Foreign Stocks - 3.0%
  Brazil
    Aracruz Celulose S.A. (Forest & Paper Products)         9,500  $    190,000
-------------------------------------------------------------------------------
  Canada - 0.1%
    Alcan, Inc. (Metals)                                   27,100  $  1,016,792
-------------------------------------------------------------------------------
  Netherlands - 1.3%
    Akzo Nobel N.V. (Chemicals)                           213,780  $  9,289,836
    Royal Dutch Petroleum Co. N.V., ADR (Oils)             60,080     3,320,621
                                                                   ------------
                                                                   $ 12,610,457
-------------------------------------------------------------------------------
  Switzerland - 0.2%
    Nestle S.A. (Food & Beverage Products)                  6,620  $  1,540,464
-------------------------------------------------------------------------------
  United Kingdom - 1.4%
    BP Amoco PLC, ADR (Oils)                              142,876  $  7,213,809
    Diageo PLC (Food & Beverage Products)*                126,156     1,638,500
    Reed International PLC (Publishing)                   398,100     3,783,794
    Vodafone Group PLC, ADR (Telecommunications)          115,199     1,572,466
                                                                   ------------
                                                                   $ 14,208,569
-------------------------------------------------------------------------------
Total Foreign Stocks                                               $ 29,566,282
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $510,491,862)                       $484,550,689
-------------------------------------------------------------------------------

Bonds - 32.7%
-------------------------------------------------------------------------------
                                 PRINCIPAL AMOUNT
                              (000 OMITTED)
-------------------------------------------------------------------------------
U.S. Bonds - 31.9%
  Advertising & Broadcasting - 0.3%
    Clear Channel Communications, 7.25s, 2003         $       800  $    807,104
    Clear Channel Communications, 7.875s, 2005                289       294,422
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007            1,980     2,019,600
                                                                   ------------
                                                                   $  3,121,126
-------------------------------------------------------------------------------
  Aerospace - 0.1%
    Northrop Grumman Corp., 7.75s, 2031               $     1,175  $  1,272,255
-------------------------------------------------------------------------------
  Automotive - 0.6%
    DaimlerChrysler, 7.75s, 2003                      $     1,350  $  1,392,471
    Ford Motor Co., 7.45s, 2031                             1,839     1,708,927
    TRW, Inc., 6.625s, 2004                                 1,500     1,566,639
    TRW, Inc., 7.75s, 2029                                    828       858,073
                                                                   ------------
                                                                   $  5,526,110
-------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.9%
    Bank of America Corp., 7.4s, 2011                 $     1,720  $  1,880,854
    Credit Suisse First Boston USA, 6.5s, 2012              2,565     2,595,395
    Dime Bancorp, Inc., 9s, 2002                            1,600     1,644,080
    Midland Cogeneration Venture Corp., 10.33s, 2002          104       103,615
    Natexis AMBS Co. LLC, 8.44s, 2049##                     1,400     1,554,210
    Wells Fargo Co., 7.8s, 2010                             1,226     1,347,877
                                                                   ------------
                                                                   $  9,126,031
-------------------------------------------------------------------------------
  Building - 0.1%
    CRH America, Inc., 6.95s, 2012                    $     1,015  $  1,063,426
-------------------------------------------------------------------------------
  Consumer Cyclical - 0.2%
    Cendant Corp., 6.875s, 2006                       $     2,394  $  2,397,639
-------------------------------------------------------------------------------
  Corporate Asset-Backed - 2.1%
    American Airlines Pass-Through Trust,
      6.855s, 2010                                    $       140  $    146,515
    Bear Stearns Commercial Mortgage Securities,
      Inc., 6.8s, 2008                                        418       444,792
    Beneficial Home Equity Loan Trust, 1.96s, 2037             87        86,488
    Capital One Auto Finance Trust, 4.79s, 2009             2,550     2,605,578
    Chase Commercial Mortgage Securities Corp.,
      6.39s, 2030                                           1,828     1,942,808
    Chase Commercial Mortgage Securities Corp.,
      7.543s, 2032                                            145       158,076
    Chase Mortgage Finance Trust, 6s, 2017                  1,385     1,409,593
    Commerce 2000, 2.14s, 2002##                               30        29,791
    Commerce 2000, 2.06s, 2011                                286       285,889
    Continental Airlines Pass-Through Trust, Inc.,
      6.648s, 2019                                            225       215,117
    Continental Airlines Pass-Through Trust, Inc.,
      7.256s, 2020                                            708       705,982
    Criimi Mae Commercial Mortgage Trust, 7s, 2033            100       104,121
    Criimi Mae Corp., 6.701s, 2030##                          169       167,092
    CWMBS, Inc. Pass-Through Trust, 8s, 2030                  817       871,238
    GS Mortgage Securities Corp. II, 6.06s, 2030              564       582,942
    Independant National Mortgage Corp., 7s, 2026             570       583,727
    Morgan (JP) Commercial Mortgage Finance Corp.,
      6.613s, 2030                                            162       172,951
    Morgan Stanley Deanwitter Capital I,
      3.364s, 2013##                                        1,374     1,372,501
    Morgan Stanley Deanwitter Capital I,
      0.8869s, 2030##                                      37,482     1,272,192
    Residential Accredit Loans, Inc., 6.75s, 2028             615       633,641
    Residential Funding Mortgage Securities, Inc.,
      7.66s, 2012                                               2         1,839
    Residential Funding Mortgage Securities, Inc.,
      6s, 2016                                              5,455     5,530,839
    Summit Acceptance Auto Investment LLC,
      7.51s, 2007                                             475       499,641
    Wells Fargo Mortgage Backed Securities Trust,
      6s, 2017                                                825       810,711
                                                                   ------------
                                                                   $ 20,634,064
-------------------------------------------------------------------------------
  Defense Electronics - 0.5%
    Raytheon Co., 6.45s, 2002                         $     1,811  $  1,817,610
    Raytheon Co., 5.7s, 2003                                1,521     1,561,246
    Raytheon Co., 6.15s, 2008                               1,188     1,219,388
    Raytheon Co., 7s, 2028                                    478       476,226
                                                                   ------------
                                                                   $  5,074,470
-------------------------------------------------------------------------------
  Energy - 0.5%
    Amerada Hess Corp., 7.3s, 2031                    $       813  $    828,260
    Conoco Funding Co., 6.35s, 2011                           945       980,844
    Midland Funding Corp. I, 10.33s, 2002                      39        38,974
    Pemex Project Funding Master Trust, 9.125s, 2010        1,046     1,082,673
    Phillips Petroleum Co., 8.5s, 2005                      2,053     2,294,661
                                                                   ------------
                                                                   $  5,225,412
-------------------------------------------------------------------------------
  Entertainment - 0.3%
    AOL Time Warner, Inc., 6.15s, 2007                $     1,500  $  1,431,705
    Harrah's Entertainment, Inc., 7.125s, 2007                385       404,828
    Time Warner, Inc., 10.15s, 2012                           591       673,882
    Time Warner, Inc., 6.875s, 2018                           209       179,054
                                                                   ------------
                                                                   $  2,689,469
-------------------------------------------------------------------------------
  Financial Institutions - 1.7%
    Associates Corp., 5.5s, 2004                      $       567  $    587,157
    Certificates Funding Corp., 6.716s, 2004                1,697     1,800,447
    Citibank Credit Card Issuance Trust,
      6.65s, 2008                                           1,181     1,252,832
    Citigroup, Inc., 7.25s, 2010                            1,483     1,609,619
    Countrywide Home Loans, Inc., 6.85s, 2004               1,141     1,208,741
    Countrywide Home Loans, Inc., 5.5s, 2006                  846       864,697
    Ford Credit Auto Owner Trust, 6.42s, 2003                 365       371,727
    Ford Motor Credit Co., 6.875s, 2006                     2,147     2,192,796
    Ford Motor Credit Co., 7.375s, 2009                     1,193     1,211,026
    Ford Motor Credit Co., 7.875s, 2010                       370       384,352
    General Motors Acceptance Corp., 5.36s, 2004            1,100     1,120,166
    General Motors Acceptance Corp., 6.875s, 2011             672       666,100
    General Motors Acceptance Corp., 7.25s, 2011              473       483,765
    General Motors Acceptance Corp., 7s, 2012                 534       534,801
    General Motors Acceptance Corp., 3.898s, 2013             794       796,495
    General Motors Acceptance Corp., 8s, 2031                 545       558,854
    Household Finance Corp., 7.875s, 2007                     750       807,022
    Household Finance Corp., 7s, 2012                         700       696,048
                                                                   ------------
                                                                   $ 17,146,645
-------------------------------------------------------------------------------
  Financial Services - 0.7%
    General Electric Capital Corp., 7.5s, 2005        $       504  $    552,338
    General Electric Capital Corp., 8.7s, 2007                358       415,316
    General Electric Capital Corp., 8.75s, 2007               128       149,926
    General Electric Capital Corp., 8.85s, 2007               169       195,204
    General Electric Capital Corp., 6.75s, 2032             2,325     2,289,265
    Lehman Brothers Holdings, 7.75s, 2005                     448       483,365
    Lehman Brothers Holdings, 8.25s, 2007                     918     1,036,789
    Morgan Stanley Group, Inc., 6.1s, 2006                  1,585     1,655,374
                                                                   ------------
                                                                   $  6,777,577
-------------------------------------------------------------------------------
  Food & Beverage Products - 0.3%
    Dole Food, Inc., 7.25s, 2009##                    $     1,082  $  1,106,321
    Kellogg Co., 6s, 2006                                     486       507,913
    Tyson Foods, Inc., 8.25s, 2011                            764       848,177
                                                                   ------------
                                                                   $  2,462,411
-------------------------------------------------------------------------------
  Forest & Paper Products - 0.1%
    Meadwestvaco Corp., 6.85s, 2012                   $       545  $    565,628
    Weyerhaeuser Co., 6.75s, 2012##                           357       367,043
    Weyerhaeuser Co., 7.375s, 2032##                          482       487,991
                                                                   ------------
                                                                   $  1,420,662
-------------------------------------------------------------------------------
  Gaming - 0.3%
    MGM Mirage, Inc., 8.5s, 2010                      $     2,597  $  2,677,715
-------------------------------------------------------------------------------
  Healthcare - 0.1%
    HCA, Inc., 6.95s, 2012                            $     1,310  $  1,334,995
-------------------------------------------------------------------------------
  Insurance - 0.4%
    AIG SunAmerica Global Financing II, 7.6s,
      2005##                                          $     1,000  $  1,116,570
    AIG SunAmerica Global Financing IV, 5.85s, 2006##         500       523,570
    Prudential Funding Corp., 6.6s, 2008                    1,100     1,164,933
    St. Paul Co., Inc., 5.75s, 2007                           550       551,083
    Sunamerica Institutional, 5.75s, 2009                     295       301,490
                                                                   ------------
                                                                   $  3,657,646
-------------------------------------------------------------------------------
  Machinery - 0.1%
    Kennametal, Inc., 7.2s, 2012                      $       997  $    996,269
-------------------------------------------------------------------------------
  Media - Cable - 0.6%
    Comcast Cable Communications, Inc., 6.875s,
      2009                                            $       779  $    724,953
    Comcast Cable Communications, Inc., 6.75s, 2011           365       323,500
    Cox Communications, Inc., 7.75s, 2010                   2,020     1,921,295
    TCI Communications Financing III, 9.65s, 2027           2,869     2,918,203
                                                                   ------------
                                                                   $  5,887,951
-------------------------------------------------------------------------------
  Medical & Health Technology Services - 0.3%
    Healthsouth Corp., 6.875s, 2005                   $     1,000  $    985,000
    Healthsouth Corp., 7.375s, 2006                           457       457,000
    Tenet Healthcare Corp., 6.375s, 2011                    1,973     1,997,201
                                                                   ------------
                                                                   $  3,439,201
-------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.3%
    Coastal Corp., 6.2s, 2004                         $       468  $    464,996
    Kinder Morgan Energy Partners, 6.75s, 2011                624       640,661
    Kinder Morgan Energy Partners, 7.4s, 2031                 398       401,017
    Kinder Morgan Energy Partners, 7.75s, 2032                467       490,233
    Texas Gas Transmission Corp., 7.25s, 2027                 600       503,908
                                                                   ------------
                                                                   $  2,500,815
-------------------------------------------------------------------------------
  Oils - 0.3%
    Devon Financing Corp. ULC, 6.875s, 2011           $     2,711  $  2,823,333
    Occidental Petroleum Corp., 6.4s, 2003                    357       363,365
                                                                   ------------
                                                                   $  3,186,698
-------------------------------------------------------------------------------
  Pollution Control - 0.5%
    USA Waste Services, Inc., 7s, 2004                $     1,775  $  1,856,668
    Waste Management, Inc., 6.625s, 2002                    1,295     1,296,230
    Waste Management, Inc., 7.375s, 2010                      747       777,762
    WMX Technologies, Inc., 6.375s, 2003                      949       977,498
                                                                   ------------
                                                                   $  4,908,158
-------------------------------------------------------------------------------
  Printing & Publishing - 0.1%
    News America Holdings, Inc., 8.5s, 2005           $       253  $    271,105
    News America Holdings, Inc., 6.703s, 2034                 378       390,674
                                                                   ------------
                                                                   $    661,779
-------------------------------------------------------------------------------
  Railroads - 0.1%
    Union Pacific Corp., 6.34s, 2003                  $       935  $    974,354
-------------------------------------------------------------------------------
  Real Estate - 0.8%
    EOP Operating Ltd., 7.75s, 2007                   $       541  $    590,328
    Simon Property Group, Inc., 6.75s, 2004                 1,565     1,623,421
    Socgen Real Estate Co., 7.64s, 2049##                   2,901     3,097,108
    Vornado Realty Trust, 5.625s, 2007                      2,250     2,235,443
                                                                   ------------
                                                                   $  7,546,300
-------------------------------------------------------------------------------
  Retail - 0.1%
    Federated Department Stores, Inc., 8.5s, 2003     $       571  $    595,998
-------------------------------------------------------------------------------
  Supermarkets - 0.2%
    Delhaize America, Inc., 9s, 2031                  $     1,945  $  2,099,589
-------------------------------------------------------------------------------
  Telecommunications - 0.8%
    AT&T Corp., 6.5s, 2029                            $       210  $    144,900
    AT&T Wireless Services, Inc., 7.35s, 2006               1,235     1,073,783
    Belo Ah Corp., 7.75s, 2027                                352       327,539
    Citizens Communications Co., 8.5s, 2006                 1,290     1,265,941
    Citizens Communications Co., 7.625s, 2008               1,591     1,453,832
    Sprint Capital Corp., 5.7s, 2003                          935       863,444
    Sprint Capital Corp., 7.125s, 2006                      1,155     1,015,360
    Sprint Capital Corp., 6s, 2007                            809       679,261
    Sprint Capital Corp., 8.375s, 2012##                      624       511,618
    Telecomunicaciones de Puerto Rico, Inc.,
      6.65s, 2006                                             182       182,533
    Worldcom, Inc., 6.5s, 2004                                533        87,945
    Worldcom, Inc., 6.4s, 2005                              1,904       304,640
    Worldcom, Inc., 8.25s, 2031                               609        95,918
                                                                   ------------
                                                                   $  8,006,714
-------------------------------------------------------------------------------
  U.S. Government Agencies - 12.1%
    Federal Home Loan Mortgage Corp., 4.25s, 2005     $     3,243  $  3,308,768
    Federal Home Loan Mortgage Corp., 5.5s, 2006              319       334,593
    Federal Home Loan Mortgage Corp., 6s, 2011              2,000     2,093,720
    Federal Home Loan Mortgage Corp., 6.5s, 2015              798       828,788
    Federal National Mortgage Assn., 4.08s, 2019            1,573     1,575,353
    Federal National Mortgage Assn., 5.25s, 2007            3,250     3,369,632
    Federal National Mortgage Assn., 5.5s, 2006             3,209     3,369,065
    Federal National Mortgage Assn., 5.722s, 2009             465       478,620
    Federal National Mortgage Assn., 6s, 2005 - 2031       22,138    22,584,728
    Federal National Mortgage Assn., 6.5s, 2031 - 2032     42,037    42,920,594
    Federal National Mortgage Assn., 6.625s, 2010           2,090     2,274,589
    Federal National Mortgage Assn., 7s, 2015 - 2032        3,750     3,888,351
    Federal National Mortgage Assn., 7.125s, 2005           1,000     1,090,080
    Federal National Mortgage Assn., 7.5s, 2030 - 2031      6,380     6,700,890
    Government National Mortgage Assn., 6.5s,
      2028 - 2031                                           4,030     4,121,347
    Government National Mortgage Assn., 7s,
      2028 - 2032                                          16,851    17,525,220
    Government National Mortgage Assn., 7.5s,
      2025 - 2027                                           1,292     1,363,935
    Student Loan Marketing Assn., 5s, 2004                  1,325     1,373,018
                                                                   ------------
                                                                   $119,201,291
-------------------------------------------------------------------------------
  U.S. Treasury Obligations - 4.1%
    U.S. Treasury Bonds, 5.375s, 2031                 $     3,998  $  3,914,882
    U.S. Treasury Bonds, 6.25s, 2030                        6,357     6,886,157
    U.S. Treasury Bonds, 9.875s, 2015                         814     1,167,650
    U.S. Treasury Bonds, 11.875s, 2003                      1,273     1,435,562
    U.S. Treasury Notes, 2.875s, 2004                       4,012     4,006,154
    U.S. Treasury Notes, 3.5s, 2006                         2,665     2,617,510
    U.S. Treasury Notes, 4.375s, 2007                       4,963     5,031,241
    U.S. Treasury Notes, 4.875s, 2012                       3,515     3,528,181
    U.S. Treasury Notes, 5s, 2011                           3,002     3,043,668
    U.S. Treasury Notes, 5.5s, 2009                           748       791,354
    U.S. Treasury Notes, 6.875s, 2006                       6,699     7,437,163
                                                                   ------------
                                                                   $ 39,859,522
-------------------------------------------------------------------------------
  Utilities - Electric - 1.8%
    Allegheny Energy Supply Co. LLC, 7.8s, 2011       $       881  $    900,899
    Commonwealth Edison Co., 8.5s, 2022                       289       300,311
    Dominion Resources, Inc., 7.6s, 2003                    1,750     1,823,990
    Dominion Resources, Inc., 8.125s, 2010                  1,422     1,587,549
    DTE Energy Co., 7.05s, 2011                               462       485,830
    Entergy Mississippi, Inc., 6.2s, 2004                     169       174,288
    GGIB Funding Corp., 7.43s, 2011                            69        71,194
    Gulf States Utilities Co., 8.25s, 2004                     84        89,504
    Midamerican Funding LLC, 6.927s, 2029                     414       393,594
    Niagara Mohawk Power Corp., 7.25s, 2002                   289       291,755
    Niagara Mohawk Power Corp., 7.75s, 2006                   852       937,259
    Niagara Mohawk Power Corp., 8.77s, 2018                   507       526,621
    Nisource Finance Corp., 7.5s, 2003                      2,487     2,494,959
    Nisource Finance Corp., 7.875s, 2010                    2,103     2,167,625
    Northeast Utilities, 8.58s, 2006                          183       199,368
    Northwestern Corp., 8.75s, 2012##                         729       657,628
    NSTAR Co., 8s, 2010                                       240       267,674
    PSEG Power LLC, 7.75s, 2011                               751       793,673
    PSEG Power LLC, 6.95s, 2012##                             522       524,736
    PSEG Power LLC, 8.625s, 2031                              697       769,334
    Salton Sea Funding Corp., 7.84s, 2010                     325       322,485
    Toledo Edison Co., 7.875s, 2004                           477       504,819
    Utilicorp United, Inc., 7s, 2004                          131       122,641
    Waterford 3 Funding Entergy Corp., 8.09s, 2017            298       301,730
    Wisconsin Energy Corp., 5.875s, 2006                    1,000     1,033,970
                                                                   ------------
                                                                   $ 17,743,436
-------------------------------------------------------------------------------
  Utilities - Gas - 0.1%
    Consolidated Natural Gas Co., 6.25s, 2011         $       435  $    435,561
    Williams Gas Pipelines Central, Inc.,
      7.375s, 2006##                                          140       115,514
                                                                   ------------
                                                                   $    551,075
-------------------------------------------------------------------------------
  Utilities - Telephone - 0.4%
    Verizon New York, Inc., 6.875s, 2012              $     3,630  $  3,668,696
-------------------------------------------------------------------------------
Total U.S. Bonds                                                   $313,435,499
-------------------------------------------------------------------------------

Foreign Bonds - 0.8%
  Canada - 0.3%
    Abitibi Consolidated, Inc., 8.85s, 2030 (Forest &
      Paper Products)                                 $     1,756  $  1,714,102
    Hydro Quebec, 6.3s, 2011 (Energy)                       1,070     1,133,504
                                                                   ------------
                                                                   $  2,847,606
-------------------------------------------------------------------------------
  France
    France Telecom S.A., 3.75s, 2003
      (Telecommunications)                            $       461  $    461,705
-------------------------------------------------------------------------------
  Italy - 0.3%
    Republic of Italy, 4.625s, 2005                   $     2,250  $  2,302,182
    Unicredito Italiano Capital Trust, 9.2s, 2049
      (Banks & Credit Cos.)##                                 837       975,114
                                                                   ------------
                                                                   $  3,277,296
-------------------------------------------------------------------------------
  Mexico - 0.1%
    United Mexican States, 8.375s, 2011               $       672  $    698,880
-------------------------------------------------------------------------------
  United Kingdom - 0.1%
    Hanson PLC, 7.875s, 2010 (Building)               $       926  $  1,030,767
-------------------------------------------------------------------------------
Total Foreign Bonds                                                $  8,316,254
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $319,307,665)                        $321,751,753
-------------------------------------------------------------------------------

Convertible Preferred Stocks - 1.0%
-------------------------------------------------------------------------------
                                                           SHARES
-------------------------------------------------------------------------------
U.S. Stocks - 1.0%
  Automotive - 0.1%
    General Motors Corp., 5.25s*                           28,100  $    738,187
-------------------------------------------------------------------------------
  Energy - 0.2%
    Duke Energy Co., 8s                                    80,200  $  1,744,350
    TXU Corp., 9.25s                                       14,000       375,760
                                                                   ------------
                                                                   $  2,120,110
-------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.2%
    Williams Cos., Inc., 9s                               132,020  $  1,660,812
-------------------------------------------------------------------------------
  Telecommunications - 0.3%
    Motorola, Inc., 7s                                     68,300  $  3,132,921
-------------------------------------------------------------------------------
  Utilities - Electric - 0.2%
    Dominion Resources, Inc., 9.5s                         25,000  $  1,517,500
    NiSource, Inc., 7.75s                                  13,100       552,689
                                                                   ------------
                                                                   $  2,070,189
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost,
$11,551,960)                                                       $  9,722,219
-------------------------------------------------------------------------------

Convertible Bonds - 0.8%
-------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
                                                    (000 OMITTED)
-------------------------------------------------------------------------------
U.S. Bonds - 0.5%
  Business Services - 0.1%
    Loews Corp., 3.125s, 2007                         $     1,273  $  1,109,101
-------------------------------------------------------------------------------
  Restaurants & Lodging - 0.2%
    Hilton Hotels Corp., 5s, 2006                     $     1,798  $  1,703,245
-------------------------------------------------------------------------------
  Telecommunications - 0.2%
    Analog Devices, Inc., 4.75s, 2005                 $     2,639  $  2,520,245
-------------------------------------------------------------------------------
Total U.S. Bonds                                                   $  5,332,591
-------------------------------------------------------------------------------
Foreign Bonds - 0.3%
  Germany - 0.3%
    KFW International Finance, Inc., 4.25s, 2005
      (Financial Institutions)                        $     2,850  $  2,897,487
-------------------------------------------------------------------------------
Total Convertible Bonds
   (Identified Cost, $8,044,916)                                   $  8,230,078
-------------------------------------------------------------------------------
Short-Term Obligations - 7.5%
-------------------------------------------------------------------------------
    Edison Asset Securitization LLC, due 7/01/02 $ 16,457 $ 16,457,000 Ford Motor Credit Corp., due 7/17/02 -
      8/12/02                                              13,700    13,682,487
    General Electric Capital Corp., due 7/01/02            16,192    16,192,000
    General Motors Acceptance Corp.,
      due 7/01/02 - 8/02/02                                11,900    11,885,838
    New Center Asset Trust, due 7/01/02                    15,530    15,530,000
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                    $ 73,747,325
-------------------------------------------------------------------------------

Repurchase Agreement - 8.1%
-------------------------------------------------------------------------------
      Goldman Sachs, dated 6/28/02, due 7/01/02,
      total to be received $79,288,080 (secured
      by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                         $    79,275  $ 79,275,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,002,418,728)                $977,277,064

Other Assets, Less Liabilities - 0.6%                                 6,351,484
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $983,628,548
-------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $1,002,418,728)        $  977,277,064
  Investment of cash collateral for securities loaned, at
    identified cost and value                                        25,406,967
  Cash                                                                      817
  Receivable for series shares sold                                   4,522,551
  Receivable for investments sold                                    13,549,777
  Interest and dividends receivable                                   4,846,959
  Other assets                                                            1,394
                                                                 --------------
      Total assets                                               $1,025,605,529
                                                                 --------------
Liabilities:
  Payable for series shares reacquired                           $      991,309
  Payable for investments purchased                                  15,393,716
  Collateral for securities loaned, at value                         25,406,967
  Payable to affiliates -
    Management fee                                                       59,782
    Shareholder servicing agent fee                                       2,789
    Distribution fee (Service Class)                                      1,757
    Administrative fee                                                    1,395
  Accrued expenses and other liabilities                                119,266
                                                                 --------------
      Total liabilities                                          $   41,976,981
                                                                 --------------
Net assets                                                       $  983,628,548
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $1,000,821,915
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (25,137,657)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (2,761,203)
  Accumulated undistributed net investment income                    10,705,493
                                                                 --------------
      Total                                                      $  983,628,548
                                                                 ==============
Shares of beneficial interest outstanding                          55,392,855
                                                                   ==========
Initial Class shares:
  Net asset value per share
    (net assets of $896,018,912 / 50,440,714 shares of
    beneficial interest outstanding)                                 $17.76
                                                                     ======
Service Class shares:
  Net asset value per share
    (net assets of $87,609,636 / 4,952,141 shares of
    beneficial interest outstanding)                                 $17.69
                                                                     ======

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                       $  9,972,099
    Dividends                                                         4,517,782
    Foreign taxes withheld                                              (69,578)
                                                                   ------------
      Total investment income                                      $ 14,420,303
                                                                   ------------
  Expenses -
    Management fee                                                 $  3,180,431
    Trustees' compensation                                                9,384
    Shareholder servicing agent fee                                     148,420
    Distribution fee (Service Class)                                     66,504
    Administrative fee                                                   74,210
    Custodian fee                                                       179,115
    Printing                                                             61,252
    Auditing fees                                                        20,617
    Legal fees                                                            1,705
    Miscellaneous                                                         6,066
                                                                   ------------
      Total expenses                                               $  3,747,704
    Fees paid indirectly                                                (16,640)
                                                                   ------------
      Net expenses                                                 $  3,731,064
                                                                   ------------
        Net investment income                                      $ 10,689,239
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $  1,107,526
    Foreign currency transactions                                         1,737
                                                                   ------------
      Net realized gain on investments and foreign currency
        transactions                                               $  1,109,263
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(31,653,399)
    Translation of assets and liabilities in foreign
      currencies                                                          3,770
                                                                   ------------
      Net unrealized loss on investments and foreign
        currency translation                                       $(31,649,629)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(30,540,366)
                                                                   ------------
          Decrease in net assets from operations                   $(19,851,127)
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                   YEAR ENDED
                                                              JUNE 30, 2002            DECEMBER 31, 2001
                                                                (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                        $ 10,689,239                 $ 14,171,028
  Net realized gain on investments and foreign currency
    transactions                                                  1,109,263                    8,892,144
  Net unrealized loss on investments and foreign currency
    translation                                                 (31,649,629)                 (18,117,533)
                                                               ------------                 ------------
    Increase (decrease) in net assets from operations          $(19,851,127)                $  4,945,639
                                                               ------------                 ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                   $(13,493,082)                $ (9,377,714)
  From net investment income (Service Class)                     (1,082,553)                    (203,796)
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                       (10,697,838)                 (13,846,341)
  From net realized gain on investments and foreign
    currency transactions (Service Class)                          (888,182)                    (302,548)
                                                               ------------                 ------------
    Total distributions declared to shareholders               $(26,161,655)                $(23,730,399)
                                                               ------------                 ------------
Net increase in net assets from series share transactions      $304,486,553                 $388,516,168
                                                               ------------                 ------------
      Total increase in net assets                             $258,473,771                 $369,731,408
Net assets:
  At beginning of period                                        725,154,777                  355,423,369
                                                               ------------                 ------------
  At end of period (including accumulated undistributed
    net investment income of $10,705,493 and $14,591,889,
    respectively)                                              $983,628,548                 $725,154,777
                                                               ============                 ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                          SIX MONTHS ENDED        -----------------------------------------------------------------------------
                             JUNE 30, 2002               2001             2000             1999             1998           1997
INITIAL CLASS SHARES           (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share
  outstanding throughout each period):
Net asset value - beginning
  of period                         $18.60             $19.59           $17.75           $18.12           $16.63         $13.71
                                    ------             ------           ------           ------           ------         ------
Income from investment operations# -
  Net investment income(S)          $ 0.23             $ 0.51           $ 0.61           $ 0.53           $ 0.53         $ 0.52
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                 (0.53)             (0.46)            2.10             0.05             1.49           2.40
                                    ------             ------           ------           ------           ------         ------
      Total from investment
        operations                  $(0.30)            $ 0.05           $ 2.71           $ 0.58           $ 2.02         $ 2.92
                                    ------             ------           ------           ------           ------         ------
Less distributions declared to shareholders -
  From net investment income        $(0.30)            $(0.42)          $(0.44)          $(0.33)          $(0.24)        $ --
  From net realized gain on
    investments and foreign
    currency transactions            (0.24)             (0.62)           (0.43)           (0.62)           (0.29)          --
                                    ------             ------           ------           ------           ------         ------
      Total distributions declared
        to shareholders             $(0.54)            $(1.04)          $(0.87)          $(0.95)          $(0.53)        $ --
                                    ------             ------           ------           ------           ------         ------
Net asset value - end of period     $17.76             $18.60           $19.59           $17.75           $18.12         $16.63
                                    ======             ======           ======           ======           ======         ======
Total return                         (1.74)%++           0.25%           16.02%            3.08%           12.33%         21.30%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                          0.86%+             0.89%            0.90%            0.90%            1.00%          1.00%
  Net investment income(S)(S)         2.53%+             2.75%            3.40%            2.97%            3.05%          3.25%
Portfolio turnover                      36%                98%              76%             112%             100%            93%
Net assets at end of period
  (000 Omitted)                   $896,019           $684,964         $351,870         $256,128         $171,182        $75,612

  (S) Subject to reimbursement by the series, the investment adviser voluntary agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets for certain of the periods indicated. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
        Net investment income       --                 --               --               --               $ 0.54         $ 0.52
        Ratios (to average net assets):
          Expenses##                --                 --               --               --                 0.91%          1.02%
          Net investment income     --                 --               --               --                 3.14%          3.23%
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
                                             SIX MONTHS ENDED                  YEAR ENDED              PERIOD ENDED
                                                JUNE 30, 2002           DECEMBER 31, 2001        DECEMBER 31, 2000*
SERVICE CLASS SHARES                              (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                       $ 18.54               $ 19.56                        $17.07
                                                            -------               -------                        ------
Income from investment operations# -
  Net investment income                                     $  0.21               $  0.45                        $ 0.41
  Net realized and unrealized gain (loss) on
    investments and foreign currency                          (0.53)                (0.44)                         2.08
                                                            -------               -------                        ------
      Total from investment operations                      $ (0.32)              $  0.01                        $ 2.49
                                                            -------               -------                        ------
Less distributions declared to shareholders -
  From net investment income                                $ (0.29)              $ (0.41)                       $ --
  From net realized gain on investments and foreign
    currency transactions                                     (0.24)                (0.62)                         --
                                                            -------               -------                        ------
      Total distributions declared to shareholders          $ (0.53)              $ (1.03)                       $ --
                                                            -------               -------                        ------
Net asset value - end of period                             $ 17.69               $ 18.54                        $19.56
                                                            =======               =======                        ======
Total return                                                  (1.80)%++              0.02%                        13.92%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                   1.08%+                1.09%                         1.15%+
  Net investment income(S)(S)                                  2.32%+                2.44%                         3.14%+
Portfolio turnover                                               36%                   98%                           76%
Net assets at end of period (000 Omitted)                   $87,610               $40,191                        $3,553

     * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(S)(S) As required, effective January 1, 2001, the series adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gains and losses per share by $0.01, and decrease the ratio of net investment income to average net assets by 0.07%. Per share, ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Total Return Series (the series) is a diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 2002 there were 105 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2002, the value of securities loaned was $24,552,414. These loans were collateralized by cash of $25,406,967 which was invested in the following short-term obligations:

                                                                IDENTIFIED COST
                                                    SHARES            AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio    25,406,967          $25,406,967

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $16,500 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $140 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, real estate investment trusts, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                        DECEMBER 31, 2001   DECEMBER 31, 2000
-----------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                           $13,821,844         $ 8,546,139
    Long-term capital gain                      9,908,555           4,100,558
                                              -----------         -----------
Total distributions paid                      $23,730,399         $12,646,697
                                              ===========         ===========

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                Undistributed ordinary income     $ 21,002,913
                Undistributed long-term capital gain 5,836,748
                Unrealized gain                      1,979,754

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets.

The series pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the six months ended June 30, 2002 were 0.22% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    PURCHASES             SALES
-------------------------------------------------------------------------------
U.S. government securities                       $148,901,703      $ 98,347,941
                                                 ------------      ------------
Investments (non-U.S. government securities)     $322,211,649      $162,997,577
                                                 ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $1,006,632,051
                                                                 --------------
Gross unrealized appreciation                                    $   27,747,399
Gross unrealized depreciation                                       (57,102,386)
                                                                 --------------
    Net unrealized depreciation                                  $  (29,354,987)
                                                                 ==============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                     SIX MONTHS ENDED JUNE 30, 2002        YEAR ENDED DECEMBER 31, 2001
                                     ------------------------------      ------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                           15,016,430       $278,944,876       21,677,409       $403,832,992
Shares issued to shareholders in
  reinvestment of distributions        1,324,079         24,190,917        1,242,592         23,224,047
Shares reacquired                     (2,720,588)       (50,133,736)      (4,062,691)       (75,323,936)
                                      ----------       ------------       ----------       ------------
  Net increase                        13,619,921       $253,002,057       18,857,310       $351,733,103
                                      ==========       ============       ==========       ============

Service Class shares
                                     SIX MONTHS ENDED JUNE 30, 2002        YEAR ENDED DECEMBER 31, 2001
                                     ------------------------------      ------------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            2,830,038       $ 52,349,084        2,097,336       $ 38,774,015
Shares issued to shareholders in
  reinvestment of distributions          108,282          1,970,729           27,162            506,574
Shares reacquired                       (154,438)        (2,835,317)        (137,910)        (2,497,524)
                                      ----------       ------------       ----------       ------------
  Net increase                         2,783,882       $ 51,484,496        1,986,588       $ 36,783,065
                                      ==========       ============       ==========       ============

(6) Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the six months ended June 30, 2002, was $4,410. The series had no borrowings during the period.

(7) Change in Accounting Principle
As required, effective January 1, 2001, the series adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $358,097, increase net unrealized appreciation by $461,489 and decrease net realized gains by $103,392. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                                VTR-3 8/02 238M